UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 18, 2005



                            Maxus Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)



           MISSOURI                    00-13457                  48-1339136
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


                                 104 Armour Road
                        North Kansas City, Missouri 64116
               (Address of principal executive offices) (Zip Code)


                                 (816) 303-4500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 7.01  Regulation FD Disclosure.

     Attached as Exhibit 99, and incorporated into this Item 7.01 by reference, is a letter to Mercury Real Estate Advisors LLC ("Mercury"), which Maxus Realty Trust, Inc.'s ("Maxus") attorney mailed on January 6, 2005, responding to a request from Mercury that Maxus' Board of Directors waive the 7.6% ownership limitation contained in Maxus' bylaws to allow Mercury to acquire up to 19.6% of Maxus' common stock.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

     99 Letter to Mercury dated January 6, 2005, furnished solely for the purpose of incorporation by reference into Items 7.01 and 9.01.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MAXUS REALTY TRUST, INC.


Date: January 18, 2005            By: /s/ David L. Johnson
                                      ------------------------------------------
                                      David L. Johnson
                                      Chairman of the Board, President and Chief
                                      Executive Officer